UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2007

ORGANIC TO GO FOOD CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-21061	58-2044990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

3317 Third Avenue South
Seattle, Washington 98134
(Address of Principal Executive Offices) (Zip Code)

(206) 838-4670
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported by Organic To Go Food Corporation (the “Company”) in its Current Report on Form 8-K (the “Initial Form 8-K”) filed with the Securities and Exchange Commission on October 24, 2007, the Company acquired substantially all of the assets of Kashou Brothers, Inc., a California corporation, doing business as “Brothers Restaurant & Deli” (“Brothers”), pursuant to that certain Agreement of Purchase and Sale of Assets (the “Agreement”) between Brothers, Edward Kashou, Steve Kashou, James Kashou, Sami Kashou, the Company and Organic To Go, Inc., a Delaware corporation and the wholly owned subsidiary of the Company, and that certain First Amendment to Agreement of Purchase and Sale of Assets (the “First Amendment”).

The foregoing summary description is not intended to be complete and is qualified in its entirety by the complete text of the Initial Form 8-K and the Agreement and the First Amendment filed as exhibits to the Initial Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide the financial statements and pro forma financial information that were excluded from the Initial Form 8-K as permitted by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited Balance Sheet of Kashou Brothers, Inc. as of September 30, 2007 and the related audited Statement of Operations, Statement of Stockholders’ Equity and Statement of Cash Flows for the nine months ended September 30, 2007 are filed as Exhibit 99.1 to this amendment and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited Pro Forma Combined Balance Sheet of Organic To Go Food Corporation and Kashou Brotheres, Inc. as of September 30, 2007 and the related unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2007 are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of independent public accounting firm.

99.1
The audited Balance Sheet of Kashou Brothers, Inc. as of September 30, 2007 and the related audited Statement of Operations, Statement of Stockholders’ Equity and Statement of Cash Flows for the nine months ended September 30, 2007.

99.2
The unaudited Pro Forma Combined Balance Sheet of Organic To Go Food Corporation and Kashou Brotheres, Inc. as of September 30, 2007 and the related unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2007 are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANIC TO GO FOOD CORPORATION

Date: February 6, 2008	By:	/s/ Jason Brown
Jason Brown
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of independent public accounting firm.

99.1
The audited Balance Sheet of Kashou Brothers, Inc. as of September 30, 2007 and the related audited Statement of Operations, Statement of Stockholders’ Equity and Statement of Cash Flows for the nine months ended September 30, 2007.

99.2
The unaudited Pro Forma Combined Balance Sheet of Organic To Go Food Corporation and Kashou Brotheres, Inc. as of September 30, 2007 and the related unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 2007 are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.